SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 28, 2007

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(Date of Report: Date of earliest event reported)

Cordia Corporation

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(Exact name of registrant as specified in its charter)

Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

                                         of incorporation)

13275 W. Colonial Drive, Winter Garden, Florida 34787

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(Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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NA

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On December 28, 2007, Cordia Corporation (“Cordia”) purchased 237,800 of its Series A Convertible Preferred Stock (“Preferred Stock”) at a purchase price of $118,900 or $0.50 per share from Barron Partners, LP (“Barron”).  A total of 1,500,000 shares of Preferred Stock were issued to Barron by Cordia as part of a private placement which occurred in March 2005.  Barron converted a total of 1,262,200 shares of Preferred Stock into common stock since March 2005 and following today’s transaction Barron is no longer a holder of Cordia Preferred Stock.    Upon completion of the transaction, Cordia converted the shares to common stock and as of today’s filing Cordia does not have any Preferred Stock outstanding.

On December 27, 2007, Cordia purchased 23,400 shares of Cordia common stock at a purchase price of $0.50 per share.

On December 26, 2007, Cordia purchased an additional 17,300 shares of Cordia common stock at a purchase price of $0.45 per share.

Therefore, as a result, Cordia’s to date purchases during 2007 total 163,792 shares of Cordia common stock with an aggregate cost of approximately $92,785 and a total of 273,800 shares of Preferred Stock with an aggregate cost of $118,900 for a total of $211,685.

These purchases were made pursuant to the Board of Directors decision to implement a stock repurchase plan at its May 30, 2007 board meeting.  The plan was previously reported in a Form 8-K filed with the Securities and Exchange Commission on May 31, 2007 and authorized management to spend an aggregate of $500,000.00, to re-purchase Cordia common stock so long as the market price does not exceed $1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                                                                                                  Cordia Corp.

                                                                                                                  By: /s/ Joel Dupré

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Date: December 28, 2007                                                                        Joel Dupré, Chief Executive Officer,

                                                                                                                   Duly Authorized Officer